UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. STEAK N SHAKE OPERATIONS, INC. SARDAR BIGLARI PHILIP L. COOLEY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Item 1:  On October 8, 2012, Biglari Holdings Inc. issued the following press release containing a letter delivered to the Board of Directors of Cracker Barrel Old Country Store, Inc.:

BIGLARI HOLDINGS SENDS LETTER TO CRACKER BARREL’S BOARD ON DISCOVERY OF DISCREPANCY IN PROFESSED EXPERIENCE OF DESIGNATED CHAIRMAN JAMES BRADFORD

SAN ANTONIO, TX — October 8, 2012 — Biglari Holdings Inc. (NYSE: BH) today sent the following letter to the Board of Directors of Cracker Barrel Old Country Store, Inc. (NASDAQ: CBRL) reporting public filings and statements made by Cracker Barrel, including Chief Executive Officer Sandra B. Cochran, that highlight designated Chairman James W. Bradford’s former experience as CEO of a New York Stock Exchange-listed company:

October 8, 2012

Board of Directors
Cracker Barrel Old Country Store, Inc.
305 Hartmann Drive
Lebanon, Tennessee 37087

Dear Board of Directors:

Cracker Barrel’s proxy statement filed with the Securities and Exchange Commission in connection with the Company’s 2012 annual shareholders’ meeting contains the following statement regarding the qualifications of James W. Bradford, Cracker Barrel’s designated Chairman of the Board:  “An experienced corporate executive, Mr. Bradford previously served … from 1992 to 1999 as President and Chief Executive Officer of AFG Industries Inc., which during his tenure was North America’s largest vertically integrated glass manufacturing and fabrication company and was traded on the New York Stock Exchange (the ‘NYSE’).”

This assertion was repeated to investors at the Wells Fargo Retail & Restaurants Conference on October 2, 2012 by Cracker Barrel’s Chief Executive Officer, Sandra Cochran, who stated that “Jim Bradford, who was the former CEO of [a] New York Stock Exchange company, and he’s now the Dean of the Business School at Vanderbilt….”

Then on October 4, 2012, Ms. Cochran wrote a letter to shareholders highlighting the changes to the Board by stressing the experience of the incoming Chairman: “[Michael Woodhouse] will be succeeded by Jim Bradford, a former NYSE company CEO ….”

As the largest shareholder of the Company, owning approximately 17.3% of the outstanding shares, we felt it was important for us to understand Mr. Bradford’s performance as a purportedly former CEO of a public company, in view of his recent appointment as the incoming Chairman of the Board, as well as Ms. Cochran’s statements underlining his position as “a former NYSE company CEO.” However, a public search reveals that Mr. Bradford has never been CEO of a New York Stock Exchange company. In fact, we found that AFG Industries in 1988 was taken private, four years before Mr. Bradford was appointed CEO.

The Company has claimed that Mr. Bradford was CEO of a NYSE company by way of SEC disclosures and statements from Ms. Cochran. The question for shareholders is whether Mr. Bradford was indeed CEO of a NYSE-listed company. If the answer is negative, then misrepresentations have been made in SEC filings, investor presentations, and a letter to shareholders. If Mr. Bradford has embellished his professional record, we believe this undermines his credibility. Therefore, the Board must determine whether Mr. Bradford should continue in his present capacity. After all, it is Mr. Bradford’s, Ms. Cochran’s and the full Board’s responsibility to ensure the accuracy of the Company’s public filings and statements. A Board must exercise diligence and care; such a material inaccuracy would be a failure on the part of the Board of Directors, especially the Nominating and Corporate Governance Committee, reflecting poorly on the entire Board’s governance process.

In its proxy statement, Cracker Barrel claims to have strict procedures and standards and to have engaged in “significant efforts” to identify qualified candidates for director. Echoing its Corporate Governance Guidelines, Cracker Barrel states in its proxy statement:

“The Nominating and Corporate Governance Committee assesses a candidate’s independence, background and experience…. The Nominating and Corporate Governance Committee recommends appropriate candidates with the goal that the Board of Directors be comprised of qualified individuals…. Individual directors and any person nominated to serve as a director should possess the highest moral integrity and should generally have had significant managerial experience in the form of being a current or former senior executive of a publicly traded or privately held company or similar business experience or training.”

We certainly understand why the Board, in the midst of a proxy contest, would be interested in highlighting an accomplishment of a director, especially an incoming Chairman, who would have led a NYSE-listed company in the capacity of CEO. Initially we had no reason to doubt the Board or Mr. Bradford. We assumed that the Nominating and Corporate Governance Committee would have conducted a thorough background check on the incoming Chairman. It is certainly the obligation of the full Board, including that of Ms. Cochran, to be fully versed about Mr. Bradford’s professional accomplishments. Assuming Mr. Bradford was required to complete Cracker Barrel’s 22-page, 33-question director-and-officer questionnaire that Phil Cooley and I were required to submit in connection with our nomination to the Board, we believe that, at the very least, his responses to questions 3 and 33 should have shed light on his experience at the public company. (Enclosed with this letter is Cracker Barrel’s questionnaire, which is especially voluminous.)

Should our concerns about the accuracy of Mr. Bradford’s experience prove correct, then shareholders should seriously question the level of diligence and oversight exercised by Cracker Barrel’s Board of Directors in the vitally important vetting process for identifying qualified directors, including the one director possessing the essential character and experience to serve as Chairman of the Board.

We hope that the Board can provide shareholders with a satisfactory explanation. In order to do so, we call upon the Board to conduct immediately an independent investigation to understand whether Mr. Bradford misrepresented his prior position to the Board and thereby led Ms. Cochran to misrepresent Mr. Bradford’s credentials to the public. The investigation should also determine whether the Company’s Code of Business Conduct and Ethics has been violated. We believe shareholders have a basic right to know the facts, including the correct answers to the following questions:

1.	Did Mr. Bradford mislead the Board regarding his past experience and qualifications to serve as a director of Cracker Barrel?

2

2.
Did Mr. Bradford’s misrepresentations lead Ms. Cochran to misinform investors of his credentials in her October 4, 2012 letter to shareholders as well as during her presentation at the Wells Fargo conference on October 2, 2012?

3.	Why would CEO Sandra Cochran not be aware of the credentials of the Company’s designated Chairman of the Board?

4.
By including Mr. Bradford’s inaccurate biography in its proxy statement, did any officers or directors of the Company violate its Code of Business Conduct and Ethics, which contains the following requirements:  “Directors, officers and employees who are involved in the process of preparing the periodic reports required by applicable securities laws and rules are responsible for ensuring that the disclosure in the Company’s periodic reports is full, fair, accurate, timely and understandable….Knowingly making or maintaining false, misleading or incomplete entries, records or documentation is strictly prohibited.”

A separate review should also be conducted to understand fully the process by which background checks and the vetting are conducted by the Nominating and Corporate Governance Committee, which bears responsibility for the accuracy of the credentials of Board members. Incidentally, Mr. Bradford is not only the designated Chairman of the Board, but also is the current Chairman of the Nominating and Corporate Governance Committee.

We urge the Cracker Barrel Board to report the results of this investigation to shareholders in sufficient time for them to cast their votes for directors at the 2012 annual meeting. Shareholders have a fundamental right to know that the stewards of their investment have been chosen with great care and possess the requisite qualities of leadership.

Furthermore, this proxy contest should have been avoided, for, in our view, we bring shareholder representation of 17.3%, including a long-term perspective, relevant industry experience, yet no business or legal conflicts. Because we are independent, we would critically and objectively discuss business issues. Patently, as the Company’s largest shareholder, we are interested in finding ways to advance shareholder value. Moreover, the current proxy contest is centered on Phil Cooley’s and my holding two board seats out of ten; that is, we are neither asking nor seeking board control or ownership control of Cracker Barrel.

We await your immediate response.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

3

*  *  *

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“BH”), together with the other participants named herein, has made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

BH ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW & CO., LLC, TOLL-FREE AT (877) 849-0763, BANKS AND BROKERS CALL COLLECT AT (203) 658-9400.

The participants in the proxy solicitation are BH, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (“Lion Fund”), Steak n Shake Operations, Inc., an Indiana corporation (“Steak n Shake”), Sardar Biglari and Philip L. Cooley (the “Participants”).

As of the close of business on October 5, 2012, BH owned directly 3,650,952 shares of Common Stock.  As of the close of business on October 5, 2012, the Lion Fund owned directly 140,100 shares of Common Stock.  As of the close of business on October 5, 2012, Steak n Shake owned directly 299,985 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and BH, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  BH, as the parent of Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by Steak n Shake.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BH, BCC and Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by BH, the Lion Fund and Steak n Shake.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

4

Item 2: The following materials were posted by Biglari Holdings Inc. to http://www.enhancecrackerbarrel.com:

ENHANCE
CRACKER BARREL

HOME
LETTERS TO SHAREHOLDERS
LETTERS TO MANAGEMENT
SEC FILINGS
NOMINEES
PRESS RELEASES
CONTACT US

GLASS LEWIS
Full Proxy Report

Press Releases

	RELEASE DATE
2012	
OCTOBER	
BIGLARI HOLDINGS SENDS LETTER TO CRACKER BARREL'S BOARD ON DISCOVERY OF DISCREPANCY IN PROFESSED EXPERIENCE OF DESIGNATED CHAIRMAN JAMES BRADFORD	October 8, 2012
SEPTEMBER	
Cracker Barrel Makes Faux "Offer" to Biglari Holdings	September 5, 2012
APRIL	
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	April 19, 2012
2011	
DECEMBER	
The Truth Behind Cracker Barrel's "Improving" Performance	December 15, 2011
Biglari Holdings Releases Entire Glass Lewis Report	December 15, 2011
A Comparison of Sardar Biglari and Charles Jones	December 14, 2011
Cracker Barrel Should Agree with Glass Lewis	December 12, 2011
Glass, Lewis & Co. Recommends Electing Sardar Biglari to the Board of Cracker Barrel	December 12, 2011
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	December 9, 2011
NOVEMBER	
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	November 14, 2011

Cracker Barrel Director and Officer Questionnaire

Copyright © 2012 BIGLARI HOLDINGS INC.

Disclaimer | Terms & Conditions | Privacy Policy

CRACKER BARREL OLD COUNTRY STORE, INC.

2012
DIRECTOR NOMINEE QUESTIONNAIRE

INFORMATION FURNISHED BY:

____

CRACKER BARREL OLD COUNTRY STORE, INC.

2012 DIRECTOR NOMINEE QUESTIONNAIRE

OVERVIEW

The purpose of this Questionnaire is to confirm the compliance by Cracker Barrel Old Country Store, Inc. ("Cracker Barrel" or the "Company") with certain disclosure and corporate governance requirements applicable to its board of directors that are imposed by the federal securities laws, the rules of the Securities and Exchange Commission (the "SEC"), and the listing standards of the Nasdaq Stock Market.

GENERAL INSTRUCTIONS

A. As you know, the regulatory provisions that require this information are complex and technical. As a result, we ask your cooperation in responding carefully to the questions and the definitions and instructions contained in the following pages.

B. Please answer every question that applies to you. If the answer to any question is "No" or "Not Applicable," please so state. Please write any comments on this Questionnaire directly on the Questionnaire, on the attachments or on additional sheets, whichever is more convenient for you.

C. Some of the questions have specific instructions. Definitions of special terms relating to the information requested are contained in the Glossary. These special terms are noted throughout this Questionnaire by ***bold and italicized type***.

D. Please keep in mind that references in this Questionnaire to the "last fiscal year" or "fiscal 2012" mean the Company's most recent fiscal year ended August 3, 2012, and references to "this fiscal year" or "fiscal 2013" mean the Company's fiscal year ending August 2, 2013.

E. If you have any questions about this Questionnaire, such as the meaning or application of a special term or the application of a question to a particular situation, please call Michael J. Zylstra, Vice President, General Counsel and Secretary of the Company, at (615) 235-4006.

F. **Please return your completed Questionnaire to Michael J. Zylstra, Vice President, General Counsel and Secretary of the Company, at the following address:**

> **Cracker Barrel Old Country Store, Inc.**
> **Attn: Secretary**
> **305 Hartmann Drive**
> **Lebanon, TN 37087**

Your signature is required on the last page.

G. If anything happens that would change any of your answers to the questions posed in this Questionnaire at any time prior to the 2012 annual meeting of shareholders, please call Mr. Zylstra immediately at the telephone number listed above.

H. In addition to the information requested hereby, the Company may require any proposed nominee to furnish such additional information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such nominee.

CRACKER BARREL OLD COUNTRY STORE, INC.

Questionnaire for Director Nominee

Please refer to the definitions and instructions immediately below. If you need additional space to respond to a question, use a separate sheet of paper and return it with your completed Questionnaire.

Glossary and Instructions

(1) "**Affiliate**" with respect to any person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person. For purposes of this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(2) "**Associate**" means:

- an entity (other than the Company or its majority owned subsidiaries) of which you are an officer, partner or direct or indirect beneficial owner of 10% or more of any class of equity securities; and

- a trust or estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity.

(3) "**Beneficially**" is to be understood in its broadest sense. You are a beneficial holder of securities that you have or share the power to (i) vote (or direct the voting of) or (ii) dispose of (or direct the disposal of), whether such power is direct or indirect through any contract, arrangement, understanding relationship or otherwise. These would include securities:

- that you actually own (whether in your name or in "street" name);
- that you have an option or other right to acquire;
- in which you have any interest;
- in which you obtain benefits substantially equivalent to those of ownership (*e.g.*, you have the right or power to vote or direct the vote or to dispose or direct the disposition of the securities) due to any contract, understanding, relationship, agreement or other arrangement;
- owned by:
  - ✓ any ***Family Member***, or
  - ✓ any other person if you can vest or revest title in yourself at any time.

(4) "**Executive Officer**" means the chief executive officer, the president, secretary, treasurer, any vice-president in charge of a principal business function, such as sales, administration, or finance, and any other person who performs similar policy-making functions.

(5) "**Family Member**" means a person's spouse, child, stepchild, grandchild, parent, stepparent, sibling, mother or father-in-law, daughter or son-in-law and brother or sister-in-law,

1

whether by blood, marriage or adoption, or anyone (other than a tenant or employee) sharing that person's home.

(6) **"Immediate Family Member"** means a person's spouse, minor child, minor stepchild or other family member (other than a tenant or employee) sharing that person's home.

(7) "**Last Fiscal Year**" when used with respect to the Company, unless otherwise indicated, means the fiscal year ending August 3, 2012.

(8) "**Related Person**" means:

- a director (or nominee) or ***Executive Officer*** of the Company;
- any ***Family Member*** of a director or ***Executive Officer*** of the Company;
- any ***Significant Shareholder***; and
- any ***Family Member*** of a ***Significant Shareholder***.

(9) "**Significant Shareholder**" means any person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who owns more than five percent (5%) of the Company's voting securities.

(10) "**Transaction**" includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

(11) **Instructions for Question 13**:

In the case of a ***Transaction*** involving indebtedness:

- amounts due from the ***Related Person*** for purchases of goods and services subject to usual trade terms, for ordinary business travel and expense payments and for other transactions in the ordinary course of business may be excluded from the calculation of the amount of indebtedness and need not be disclosed;
- disclosure need not be provided of any indebtedness ***Transaction*** for ***Significant Shareholders*** and the ***Family Members*** of ***Significant Shareholders.***
- If the lender is a bank, savings and loan association, or broker-dealer extending credit under Federal Reserve Regulation T and the loans are not disclosed as nonaccrual, past due, restructured or potential problems, disclosure may consist of a statement, if such is the case, that the loans to the ***Related Persons***:
    - ✓ Were made in the ordinary course of business;
    - ✓ Were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and
    - ✓ Did not involve more than the normal risk of collectibility or present other unfavorable features.

2

An employment relationship or ***Transaction*** involving an ***Executive Officer*** and any related compensation solely resulting from that employment relationship or ***Transaction*** need not be disclosed if:

- the compensation arising from the relationship or ***Transaction*** is reported pursuant to the SEC's executive compensation disclosure requirements; or
- The ***Executive Officer*** is not a ***Family Member*** and such compensation would have been reported under the SEC's executive compensation disclosure requirements as compensation earned for services to the Company if the ***Executive Officer*** had been a "named executive officer", and such compensation was approved, or recommended to the board of directors of the Company for approval, by the Compensation Committee.

Furnish information for indirect and direct material interests. Note that a person who has a position or relationship with an entity that has engaged or proposes to engage in a ***Transaction*** in which the Company or any of its subsidiaries is a participant may have an indirect interest in that ***Transaction*** by reason of that position or relationship.

With respect to any ***Transaction*** or series of ***Transactions***, you need not furnish information:

- when the amount involved does not exceed $120,000;
- as to a person's interest that arises solely from:
  - that person's position as a director of another corporation or organization (other than a partnership) which is a party to the ***Transaction***,
  - the direct or indirect ownership by that person and that person's ***Family Members***, in the aggregate, of less than 10% equity interest in another person (other than a partnership) which is a party to the ***Transaction***, or
  - from both such position and ownership;
- as to a person's interest that arises solely from that person's position as a limited partner in a partnership in which he and all of his ***Family Members***, in the aggregate, had an interest of less than 10%;
- when the ***Transaction*** involves rates or charges determined by competitive bids, or the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;
- when the ***Transaction*** involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; or
- when the person's interest arises solely from the ownership of a class of the Company's equity securities and the holders of that class of securities receive the same benefits on a pro-rata basis.

3

Questions

1. Please provide the following information:

(a) Name (First, Middle, Last): ______________________________

(b) Date of Birth: ______________________________

(c) Social Security Number: ______________________________

(d) Residence Address: ______________________________

____

(e) Business Address: ______________________________

____

(f) Phone Number: ______________________________

(g) Facsimile Number: ______________________________

(h) Primary Email Address: ______________________________

(i) Undergraduate and postgraduate educational background:

Educational Institution	Location (City and State)	Years Attended	Degree Received

2. (a) Set forth below your business experience during the past 10 years, including all positions and offices with the Company held by you and the terms of such positions and offices, your principal occupations and employment during the past 10 years, the name and principal business of any entity in which you are or were employed during the past 10 years, and whether such entity is a parent, subsidiary or affiliate of the Company.

Occupation/ Position	Dates Held	Firm/ Company	Principal Business of Company	Description of Responsibilities

4

Occupation/ Position	Dates Held	Firm/ Company	Principal Business of Company	Description of Responsibilities

(b) Are any of the corporations or organizations which you listed in your response to the immediately preceding question (i) subsidiaries or ***Affiliates*** of any ***Significant Shareholder*** of the Company or (ii) organizations in which any ***Significant Shareholder*** of the Company has an ownership interest or are otherwise involved in any capacity?

Yes ______ **No** ______

If so, please explain the nature of such relationship.

(c) Please provide a complete list of any social, business, trade, political or other organizations (including, without limitation, any organization which requires a payment of dues periodically) to which you or any of your ***Associates*** or ***Immediate Family Members*** currently belong or have belonged since August 4, 2009. Please include a brief description of the organizations listed.

(d) Please provide a complete list, including dollar amounts, of all federal income tax-deductible charitable contributions that you and/or any of your ***Associates*** or ***Immediate Family Members*** have made in the aggregate amount of at least $10,000 to any single charitable institution since August 4, 2009 (i.e., taking into account all contributions made to any single charitable institution since August 4, 2009).

5

(e) Please provide a complete list, including dollar amounts, of all contributions to political organizations or candidates (whether federal, state or local in nature) that you and/or any of your ***Associates*** or ***Immediate Family Members*** have made since August 4, 2009.

3. Please list the particular experience, qualifications, attributes or skills that you believe qualify you to serve as a director of the Company and should be taken into account by the Board of Directors in nominating you as a director of the Company.

4. Is there, was there or will there be any agreement, arrangement or understanding of any nature whatsoever, between any entities or persons (including, without limitation, you, any ***Significant Shareholder*** or its ***Affiliates***, any officers, directors or employees of any ***Significant Shareholder*** or its ***Affiliates***, or any entity (including without limitation, business, social, civic, or charitable) in which any ***Significant Shareholder*** and/or its ***Affiliates*** have an ownership interest or are involved in any capacity) under which you were (or expect to be) nominated to serve as a director?

Yes ______ **No** ______

If so, name the other person(s), briefly describe the arrangement or understanding and attach a copy of any writing evidencing such arrangement or understanding.

5. (a) Do you currently serve as a director (or a similar position, however designated) with any entity?

Yes ______ **No** ______

If so, please state below the name of each entity, your position(s) held with such entity and whether or not you serve on such entity's Audit Committee or Compensation Committee (or equivalent committee) or otherwise participate in deliberations regarding the compensation of ***Executive Officers*** for such entity.

6

(b) Do you currently serve, <u>or have you served at any time in the past 10 years</u>, as a director for any company that has securities registered under Section 12 of the Exchange Act, is subject to the reporting requirements of Section 15(d) of the Exchange Act, or is registered as an investment company under the Investment Company Act of 1940?

Yes ______ **No** ______

If so, list each company, the dates during which you have been a director and any board committees on which you served.

6. Are you related by blood, marriage or adoption, not more remote than first cousin, to any other director, ***Executive Officer*** or anyone nominated or chosen to become a director or ***Executive Officer*** of the Company or any of its subsidiaries or other affiliates?

Yes ______ **No** ______

If so, describe the relationship fully.

7. Have any of the following events occurred during the past 10 years (*i.e.*, after August 3, 2002)? If so <u>describe fully</u>. In computing the 10 year period, the date of a reportable event is (a) the date on which the final order, judgment or decree was entered, (b) the date on which any rights of appeal from preliminary orders, judgments or decrees have lapsed, or (c) with respect to bankruptcy petitions, the date of filing for uncontested petitions or the date upon which approval of a contested petition became final.

(a) A petition under federal bankruptcy or any state or foreign bankruptcy or insolvency laws was filed by or against you, or a receiver, fiscal agent or similar officer was appointed by a court for your business or property, or for a partnership in which you were a general partner at or within 2 years before the time of such filing, or for any corporation or business association of which you were an ***Executive Officer*** at or within 2 years before the time of the filing.

Yes ______ **No** ______

(b) You were convicted of, arrested for, charged with, cited for, or otherwise formally accused of committing a misdemeanor or felony in connection with any federal, state or municipal law (excluding traffic violations and other minor offenses).

Yes ______ **No** ______

7

(c) You were the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court which permanently or temporarily enjoined you from, or otherwise limited, any of the following activities:

(i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, or any other person regulated by the Commodity Futures Trading Commission (the "CFTC"), or an associated person of any of the above, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with these activities;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

Yes ______ **No** ______

(d) You were the subject of any order, judgment or decree, not later reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in subparagraph (c)(i), above, or to be associated with persons engaged in any of those activities.

Yes ______ **No** ______

(e) You were found by a court in a civil action or by the SEC to have violated any federal or state securities law, and the judgment or finding was not later reversed, suspended or vacated.

Yes ______ **No** ______

(f) You were found by a court in a civil action or by the CFTC to have violated any federal commodities law, and the judgment or finding was not later reversed, suspended or vacated.

Yes ______ **No** ______

(g) You were the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or

8

prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

Yes ______ **No** _____

(h) You were the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Yes ______ **No** _____

8. (a) List in the table below the amount, as of the most recent practical date, of each of the indicated classes of equity securities (stock of any class, warrants or options to purchase stock, and other securities convertible into or exchangeable for stock) of the Company owned ***Beneficially*** by you or your ***Associates***. Please indicate the circumstances under which ***Beneficially*** owned securities are held of record by another person.

In answering this question, please refer to the Glossary and Instructions (definitions of "Beneficially" and "Associate") at the beginning of this Questionnaire.

Title of Securities	Column 1	Column 2
	Your Beneficial Holdings (indicate whether direct or indirect ownership is by reason of agreement, relationship, etc.)	*Holdings of Associates*
Cracker Barrel Old Country Store, Inc. Common Stock (including options and other forms of ownership)	____________	____________

Of the shares listed in Column 1 and Column 2, specify the number of shares as to which you have sole voting power, shared voting power, sole investment power and shared investment power. Also, specify if you wish to disclaim beneficial ownership of any of these shares and, if so, state the number of shares as to which you disclaim beneficial ownership, the person(s) who should be shown as the beneficial owner(s) of the disclaimed shares and that person's or those persons' relationship to you.

9

(b) To the extent not previously disclosed above, please describe any additional economic interest in or any other right (including from a third party) with respect to the Company's securities (or any rights, options or other securities convertible into or exercisable or exchangeable for the Company's securities or any obligations measured by the price or value of the Company's securities, including, without limitation, any swaps or other derivative arrangements), or any short interest in the Company's securities, held by you or your ***Family Members***.

(c) List in the table below the amount, as of the most recent practical date, of any class of equity securities (or equivalent security), including any securities you have a right to acquire direct or indirect ownership by the exercise of any option, warrant, right or convertible security or pursuant to the termination of, or power to revoke, a trust, discretionary account or similar arrangement), of any ***Significant Shareholder*** owned ***Beneficially*** by you or your ***Associates***. Please indicate the circumstances under which ***Beneficially*** owned securities are held of record by another person.

Title of Securities	Column 1	Column 2
	Your Beneficial Holdings (indicate whether direct or indirect ownership is by reason of agreement, relationship, etc.)	Holdings of Associates

9. Are any of the shares disclosed by you in Question 8(a) pledged as security for any obligation (such as pursuant to a loan or margin account)?

Yes ______ **No** ______

If the answer is "yes", indicate the number of shares pledged and describe the material terms of the pledge agreement.

10

10. To your knowledge, has a change in control of the Company occurred since the beginning of the last fiscal year? "Control" means the direct or indirect possession of the power to direct or cause the direction of management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

Yes ______ **No** ______

If so, name the person(s) who acquired control, the amount and source of consideration used (including the terms of any loans or pledges and the names of the lenders or pledgees), the basis of the control, the date and a description of the transaction(s) that resulted in the change of control, the percentage of voting securities of the Company now beneficially owned directly or indirectly by such person(s) who acquired control and the identity of the person(s) from whom control was acquired. (Also describe any understandings among members of both the former and new control groups.)

11. Are you or any of your ***Associates*** or ***Immediate Family Members*** parties to or do you have knowledge of any arrangements, including the pledge of securities of the Company or any of its subsidiaries, the operation of which may at a later date result in a change in control of the Company?

Yes ______ **No** ______

If so, please describe the arrangements.

12. Do you know of any person or organization who or which owns of record and/or ***Beneficially*** more than 5% of any class of the Company's voting securities, or of any arrangements whereby more than 5% of any class of the Company's voting securities is held or is to be held subject to any voting trust or similar agreement?

Yes ______ **No** ______

If so, please name each person or organization and state the approximate number of shares owned both of record and ***Beneficially***, or of record only and ***Beneficially*** only or describe any such arrangement. (In computing the aggregate number of shares owned by directors and officers, the same shares should not be counted more than once.)

11

13. Has there occurred since the beginning of the last fiscal year or is there any proposed ***Transaction*** in which the Company is, was or will be a participant and in which you or any ***Related Person*** had or will have a direct or indirect material interest? Examples would include, but not be limited to, leases of real estate, aircraft or other equipment; the purchase or sale of property; and being an owner, director or partner of a material supplier of the Company. **Note, however, that "participant" is broader than and includes situations in which the Company is an actual "party" to a transaction.** ***In answering this question, please refer to the Glossary and Instructions (definitions of "Transaction," "Related Person" and "Instructions for Question 13") at the beginning of this Questionnaire.***

Yes ______ **No** ______

If so, briefly describe the nature of, and, where practicable, state the approximate amount of, the interest. Compute the amount involved in the ***Transaction*** by determining the dollar value of the amount involved in the ***Transaction(s)***. In the case of any ***Transaction*** providing for periodic payments or installments, the aggregate amount of all periodic payments or installments due on or after the beginning of the last fiscal year, including any required or optional payments due during or at the conclusion of the ***Transaction*** providing for periodic payments or installments. In the case of indebtedness, the largest aggregate amount of all indebtedness outstanding at any time since the beginning of the last fiscal year and all amounts of interest payable on it during the last fiscal year. When the interest of any person specified in the definition of "***Related Person***" is concerned, name that person or entity and identify the relationship of the ***Related Person*** to you.

14. Are there any material legal proceedings in which you, or any of your ***Associates*** or ***Family Members***, are a party adverse or have a material interest adverse to the Company or any of its subsidiaries?

Yes ______ **No** ______

If so, describe the proceeding, including the name of the tribunal, the parties to the dispute, the nature of the dispute, the relief sought by whom and against whom, and the dollar amount involved.

15. At any time during the last fiscal year, were you an ***Executive Officer*** of another company, whose board of directors included a person who was an ***Executive Officer*** of Cracker Barrel?

Yes ______ **No** ______

12

If you answered "yes," identify the other company, your position with the other company, and the Company ***Executive Officer*** in question and the position of the ***Executive Officer*** in question with the other company.

16. (a) Since the beginning of the last fiscal year, have there been any personal benefits which you received or were received directly or indirectly by any of your ***Family Members*** or ***Associates*** from the Company or any of its subsidiaries or from third parties as a result of your employment by the Company or its subsidiaries?

Note: In answering, you may exclude direct compensation and any benefits or awards received pursuant to the Company's (or its subsidiaries') stock option plans, profit sharing plan, or other established employee benefit plans. You may also exclude items appearing on the Company's expense accounts, all of which have been internally reviewed. If you are aware of benefits you have received which would not have come to light during such a review and which may fall within the above description, please supply details. Examples of such benefits are:

- Home repairs and improvements (including security systems);
- Housing or other living expenses (including mortgage and rental payments, relocation assistance or the cost of domestic services);
- Membership in a country club or other social or recreational club (not including civic or service clubs);
- Personal use of Company property (such as for housing or use of Company owned or leased vehicles or airplanes);
- Personal vacation or travel expenses;
- Commuting expenses (whether or not for the Company's convenience or benefit);
- Personal entertainment and related expenses, such as personal use of tickets to sporting or other public events;
- Payment of fees for legal, accounting and other professional service matters unrelated to the business of the Company and its subsidiaries;
- Personal use of Company employees;
- The ability to obtain benefits or discounts from third parties because the Company or any subsidiary directly or indirectly compensates the third party for the benefit or discount;
- Discounts on the Company's products and services not generally available to employees on a non-discriminatory basis; and
- Payment of life or other insurance premiums for coverage of persons or property unrelated to the business of the Company and its subsidiaries;

Yes ______ **No** ______

If so, please provide details.

13

(b) Did anyone other than the Company or its subsidiaries make any payment to you during the Prior Fiscal Year for services you performed for the Company or its subsidiaries?

Yes ______ **No** ______

If so, please provide details.

17. (a) Have you (or any of your ***Associates*** or ***Immediate Family Members***) been, are you (or any of your ***Associates*** or ***Immediate Family Members***) currently, or is it contemplated that you (or any of your ***Associates*** or ***Immediate Family Members***) will be, employed by any ***Significant Shareholder*** or its ***Affiliates***, or by any officers, directors or employees of any ***Significant Shareholder*** or its ***Affiliates***, or by any entity (including without limitation, business, social, civic, or charitable) in which any ***Significant Shareholder*** or its ***Affiliates*** is otherwise involved in any capacity?

Yes ______ **No** ______

If so, please describe in detail the employment relationship, your roles, titles or positions, and the dates of employment.

(b) Have you (or any of your ***Associates*** or ***Immediate Family Members***) had, do you (or any of your ***Associates*** or ***Immediate Family Members***) currently have or do you (or any of your ***Associates*** or ***Immediate Family Members***) expect to have, any direct or indirect business relationship with any ***Significant Shareholder*** or its ***Affiliates***, or with any officers, directors or employees of any ***Significant Shareholder*** or its ***Affiliates***, or by any entity (including without limitation, business, social, civic, or charitable) in which any ***Significant Shareholder*** or its ***Affiliates*** is otherwise involved in any capacity?

Yes ______ **No** ______

If so, please describe in detail the nature of the business relationship, your roles, titles or positions, when the business relationship began and when the business relationship ended.

(c) Have you (or any of your ***Associates*** or ***Immediate Family Members***) ever been paid or do you (or any of your ***Associates*** or ***Immediate Family Members***) expect to be paid in the future, directly or indirectly, any compensation, for any reason, by any ***Significant Shareholder*** or

14

its ***Affiliates***, or by any officers, directors or employees of any ***Significant Shareholder*** or its ***Affiliates***, or by any entity (including without limitation, business, social, civic, or charitable) in which any ***Significant Shareholder*** or its ***Affiliates*** is otherwise involved in any capacity?

Yes ______ **No** ______

If so, please describe the nature of the relationship, why you were compensated, the aggregate amount of the compensation paid to date and the aggregate amount of any future compensation you expect to receive.

(d) Except as previously disclosed in response to the questions above, do you (or any of your ***Associates*** or ***Immediate Family Members***) have, have you (or any of your ***Associates*** or ***Immediate Family Members***) at any time had, or do you expect to have, any relationship (including, without limitation, any accounting, advisory, agency, business, charitable, civic, commercial, consulting, employment, familial, investment, legal or social relationship) with any ***Significant Shareholder*** or its ***Affiliates***?

Yes ______ **No** ______

If so, please describe in detail the nature of the relationship, your roles, titles or positions, when the relationship began or will begin, and when the relationship ended or is expected to end.

(e) Are you aware of any relationships (including, without limitation, any accounting, advisory, agency, business, charitable, civic, commercial, consulting, employment, familial, investment, legal or social relationships), whether past, existing or contemplated, between, on one hand, any ***Significant Shareholder*** or its ***Affiliates***, and on the other hand, any social, business, trade, charitable, political or organization (i) in which you are currently (or you have been at any time since August 4, 2009) a member, (ii) to which you have made, or have pledged to make, any monetary contribution since August 4, 2009 or (iii) with which you or any of your ***Associates*** or ***Immediate Family Members*** are otherwise affiliated?

Yes ______ **No** ______

If so, please describe in detail the nature of the relationship, your roles, titles or positions, when the relationship began or will begin, and when the relationship ended or is expected to end.

15

(f) Are you aware of any other accounting, advisory, agency, business, charitable, civic, commercial, consulting, employment, familial, investment, legal, social or other relationships between any ***Significant Shareholder*** or its ***Affiliates*** and you (or any ***Associate*** or ***Immediate Family Member***) not previously disclosed in response to the questions above?

Yes ______ **No** ______

If so, please identify and describe the relationship below.

(g) Do you or any of your ***Family Members*** know personally any of the officers or directors of any ***Significant Shareholder*** or its ***Affiliates***?

Yes ______ No ______

If so, please indicate the nature of such personal relationship, including the approximate date on which you or your ***Family Member*** first became acquainted with such acquaintance.

(h) Have you (or any of your ***Associates*** or ***Immediate Family Members***) been, are you (or any of your ***Associates*** or ***Immediate Family Members***) currently, or is it contemplated that you (or any of your ***Associates*** or ***Immediate Family Members***) will be, or engaged with business of or employed by any Restaurant Company (as defined below) or its ***Affiliates***? For purposes of this Questionnaire, "Restaurant Company" means any Person that directly or indirectly owns, operates or manages any restaurants in the United States.

Yes ______ **No** ______

If so, please describe in detail the employment relationship, your roles, titles or positions, and the dates of employment.

(i) Have you (or any of your ***Associates*** or ***Immediate Family Members***) had, do you (or any of your ***Associates*** or ***Family Members***) currently have or do you (or any of your ***Associates*** or ***Immediate Family Members***) expect to have, any direct or indirect business relationship with any Restaurant Company or its ***Affiliates*** (other than dining at a Restaurant Company)?

Yes ______ **No** ______

16

If so, please describe in detail the nature of the business relationship, your roles, titles or positions, when the business relationship began and when the business relationship ended.

(j) Except as previously disclosed in response to the questions above, do you (or any of your ***Associates*** or ***Immediate Family Members***) have, have you (or any of your ***Associates*** or ***Immediate Family Members***) at any time had, or do you expect to have, any relationship (including, without limitation, any accounting, advisory, agency, business, charitable, civic, commercial, consulting, employment, familial, investment, legal or social relationship) with any Restaurant Company or its ***Affiliates***?

Yes ______ **No** ______

If so, please describe in detail the nature of the relationship, your roles, titles or positions, when the relationship began or will begin, and when the relationship ended or is expected to end.

18. The Company's Bylaws provide for indemnification of directors and officers in certain cases in accordance with, and as provided by, the Tennessee Business Corporation Act. In addition, under the terms of policies of liability insurance purchased by the Company, the directors and officers of the Company are indemnified against losses arising out of their services as officers or directors of the Company or of any outside corporation where their activity is a part of their regularly assigned duties, and they are directed to serve by the Company. Is there any other arrangement or contract under which you are to be insured or indemnified in any manner against any liability which you may incur in your capacity as a director or officer of the Company?

Yes ______ **No** ______

If you answered "yes," please describe the other arrangement or contract.

The following questions pertain to director independence as required by NASDAQ listing standards and the corporate governance principles of the Company. Specific details that you provide below will be used to assess your independence from the Company and may or may not be disclosed in the Company's proxy statement or Form 10-K.

19. Are you, or at any time during the past 3 years have you been, employed by the Company or any of its subsidiaries?

Yes ______ **No** ______

If so, please state your position with the Company or its subsidiaries.

17

20. At any time in the past 3 years, have you or any of your ***Family Members*** received more than $120,000 during any period of 12 consecutive months from the Company or any of its subsidiaries, other than (i) compensation for board or committee service, (ii) compensation paid to a ***Family Member*** who is a non-executive employee of the Company or any of its subsidiaries, or (iii) benefits under a tax-qualified retirement plan or non-discretionary compensation?

Yes ______ **No** ______

If so, please provide the reason(s) you received such compensation.

21. Are any of your ***Family Members*** currently, or at any time during the past 3 years have any of your ***Family Members*** been, employed by the Company as an ***Executive Officer***?

Yes ______ **No** ______

If so, please provide the name of and the position held by the ***Family Member***, as well as your relationship to such person.

22. Are you or any of your ***Family Members*** a partner (other than a limited partner), controlling shareholder or ***Executive Officer*** of any entity, including charitable organizations and other not-for-profit entities, to which the Company made, or from which the Company received, in the current or in any of the past 3 fiscal years, payments exceeding the **greater** of (i) 5% of the recipient's consolidated gross revenues for that year, or (ii) $200,000, other than payments arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs.

Yes ______ **No** ______

If so, please provide details, including the name of any ***Family Member***, the entity involved and the amount of the payments.

23. Are you or a ***Family Member*** employed as an ***Executive Officer*** of another entity where at any time during the past 3 years any of the ***Executive Officers*** of the Company serve on the compensation committee of such other entity?

Yes ______ **No** ______

If so, please provide details, including the name of any ***Family Member*** and the other entity involved.

24. (a) Are you or a ***Family Member*** a current partner of Deloitte & Touche LLP?

Yes ______ **No** ______

18

(b) Have you or a ***Family Member*** at any time during the past 3 years been a partner or employee of Deloitte & Touche LLP who worked on the Company's audit during that time?

Yes ______ **No** ______

If so, please provide the name of any ***Family Member*** and the year in which such person or you worked on the Company's audit while employed by Deloitte & Touche LLP.

25. Are you, or do you have a ***Family Member*** who is, currently or has been within the 3 prior fiscal years (since August 4, 2009), a director, trustee, advisory board member, ***Executive Officer*** or similar position of any charitable organization?

Yes ______ **No** ______

If Yes, provide the name of the charitable organization, the name of the person and their relationship to you, the position held within the charitable organization and whether you are aware of any contributions made by the Company to the charitable organization, specifying the dollar amount of any such contributions.

26. Did you, at any time during the last fiscal year, have any relationship that was required to be disclosed pursuant to Question 13?

Yes ______ **No** ______

If you answered "Yes," describe fully.

27. Did you, at any time during the last fiscal year, serve as an ***Executive Officer*** of another company that had a person who was an ***Executive Officer*** of the Company as a member of its compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the Board)?

Yes ______ **No** ______

If you answered "Yes," identify the other company, your position with the other company, the Company ***Executive Officer*** in question and the position of the ***Executive Officer*** in question with the other company.

28. For purposes of compliance with Internal Revenue Code Section 162(m), please respond to the following questions:

(a) Are you a former employee of the Company who receives compensation from the Company for prior services other than benefits under a tax-qualified retirement plan?

19

Yes ______ **No** ______

(b) Do you now receive from the Company, or have you received from the Company in the current or previous taxable year, any remuneration (including any payment for goods or services) in any capacity other than as a director?

Yes ______ **No** ______

(c) Does the Company now pay, or has the Company paid in the current or previous taxable year, any remuneration (including any payment for goods or services) to any entity (i) in which you have a beneficial ownership interest of at least 5% or (ii) that employs you or to which you render any substantial services (whether or not as an employee)?

Yes ______ **No** ______

If the answer to any of the foregoing sections (a), (b) or (c) is "Yes," provide details below.

____

____

____

Note: Subparts (b) and (c) of Question 28 do not set forth the full, complex remuneration test set forth in the IRS regulations under Section 162(m). There are "de minimis" and timing exceptions that may or may not permit service on the compensation committee depending on a legal analysis of the applicable facts, including your percentage ownership of an entity, the amount of payments, the amount of gross revenues of the entity, timing and other factors. Therefore, a "Yes" answer to subpart (b) or (c) of Question 28 should be reviewed with the Company's legal counsel to determine the appropriate treatment of your situation.

29. Have you participated in the preparation of financial statements of the Company or any of its subsidiaries at any time during the past 3 years?

Yes ______ **No** ______

If so, please provide details, including the year in which you participated in the preparation of financial statements of the Company or any of its subsidiaries.

30. Are you able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement?

Yes ______ **No** ______

31. Have you accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than compensation for board service?

20

Yes ______ **No** ______

If so, please describe the amount of compensation received and the reason for such compensation.

32. Do you have ***all*** of the following attributes?

- An understanding of generally accepted accounting principles and financial statements;
- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
- Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;
- An understanding of internal control over financial reporting; and
- An understanding of audit committee functions.

Yes ______ **No** ______

33. If your answer to Question 32 was "Yes," please check all below that apply with respect to how you acquired the attributes listed in Question 32:

☐ Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

☐ Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

☐ Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

☐ Other relevant experience (describe)______________________________________.

[Signature page follows.]

21

Signature Page

The above information given by me is true and correct to the best of my knowledge, information and belief and may be relied upon by the Company in preparing its filings with the SEC. If any of the information furnished by me in response to this Questionnaire becomes inaccurate or incomplete, I will promptly advise the Company to that effect and furnish such supplementary information as may be appropriate.

Date: ______________ Signature:____

22

*  *  *

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“BH”), together with the other participants named herein, has made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

BH ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW & CO., LLC, TOLL-FREE AT (877) 849-0763, BANKS AND BROKERS CALL COLLECT AT (203) 658-9400.

The participants in the proxy solicitation are BH, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (“Lion Fund”), Steak n Shake Operations, Inc., an Indiana corporation (“Steak n Shake”), Sardar Biglari and Philip L. Cooley (the “Participants”).

As of the close of business on October 5, 2012, BH owned directly 3,650,952 shares of Common Stock.  As of the close of business on October 5, 2012, the Lion Fund owned directly 140,100 shares of Common Stock.  As of the close of business on October 5, 2012, Steak n Shake owned directly 299,985 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and BH, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  BH, as the parent of Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by Steak n Shake.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BH, BCC and Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by BH, the Lion Fund and Steak n Shake.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.